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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   May 8, 1997
                        (Date of earliest event reported)



                                 Cephalon, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                                       0-19119                   23-2484489
(State or other jurisdiction                        (Commission               (IRS Employer
of incorporation or organization)                   File Number)                  ID No.)


         145 Brandywine Parkway
       West Chester, Pennsylvania                                                19380
(Address of principal executive offices)                                       (Zip Code)


                                 (610) 344-0200
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On May 8, 1997, Cephalon, Inc. (the "Registrant") announced that the Peripheral and Central Nervous System Drugs Advisory Committee of the U.S. Food and Drug Administration had found, by a vote of 6 to 3, that there was not substantial evidence that MYOTROPHIN(R) (rhIGF-1 or mecasermin) Injection is effective in the treatment of amyotrophic lateral sclerosis (ALS or Lou Gehrig's disease).

     The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired: None

         (b)      Pro Forma Financial Information: None

         (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CEPHALON, INC.



Date: May 8, 1997                           By: /s/ Bruce A. Peacock
                                               ---------------------
                                                  Bruce A. Peacock
                                                  Executive Vice President and
                                                  Chief Operating Officer
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                                  EXHIBIT INDEX


EXHIBIT                                                              PAGE
-------                                                              ----

99.1              Press Release dated May 8, 1997